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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 12, 2003
                                (AUGUST 7, 2003)

                        MEADOWBROOK INSURANCE GROUP, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

           MICHIGAN                                    38-2626206
(STATE OR OTHER JURISDICTION OF          (I.R.S. EMPLOYER IDENTIFICATION NUMBER)
        INCORPORATION)
                                     1-14094
                            (COMMISSION FILE NUMBER)



26600 TELEGRAPH ROAD, STE. 300
     SOUTHFIELD, MICHIGAN                                    48034
    (ADDRESS OF PRINCIPAL                                  (ZIP CODE)
      EXECUTIVE OFFICES)



                                  (248)358-1100
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 5. OTHER EVENTS

On August 6, 2003, the Board of Directors authorized management to repurchase up to an additional 1,000,000 shares of the Company's common stock under the existing share repurchase plan which the Board of Directors originally authorized on September 17, 2002. Under the original plan, the Board of Directors authorized management to repurchase up to 1,000,000 shares of the Company's common stock in market transactions.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

                  a.       None.

                  b.       None.

                  c. The following document is furnished as an Exhibit to this Current Report on Form 8-K pursuant to Item 601 of Regulation S-K:

                           99.1 Earnings Press Release for the second quarter and six-months ended June 30, 2003, issued August 7, 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 7, 2003, the Registrant issued a press release setting forth its financial results for the second quarter and six months ended June 30, 2003.

The information in the Registrant's press release dated August 7, 2003, attached as Exhibit 99.1, is being furnished, and should not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities imposed by that Section. The information contained in this Current Report shall not be incorporated by reference into any registration statement or other document or filing under the Securities Act of 1933, as amended, except as may be expressly set forth in a specific filing.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 12, 2003                 MEADOWBROOK INSURANCE GROUP, INC.
                                       (Registrant)


                                       By: /s/ Karen M. Spaun
                                          --------------------------------------
                                           Karen M. Spaun, Chief Financial
                                           Officer



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                                  EXHIBIT INDEX


EXHIBIT NO.                DOCUMENT DESCRIPTION
-----------                --------------------

   99.1 Earnings Press Release for the quarter and six months ended June 30, 2003, issued August 7, 2003.